UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	June 26, 2006
(Date of earliest event reported):	June 20, 2006

Commission File No. 0-10587

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 - Entry into a Material Definitive Agreement

Stock Options and Restricted Stock Awards

On June 20, 2006, Fulton Financial Corporation (“Company”) awarded incentive and nonqualified Stock Options under the Company’s 2004 Stock Option and Compensation Plan (“Plan”) to certain of its officers, including the following executive officers:

R. Scott Smith, Jr. - 46,000 stock options

Charles J. Nugent - 36,000 stock options

Richard J. Ashby, Jr. - 36,000 stock options

James E. Shreiner - 24,000 stock options

E. Philip Wenger - 24,000 stock options

Craig H. Hill - 24,000 stock options

The grant date for the stock options is July 1, 2006.  The Company previously filed the form of Option Agreement as Exhibit 10.1 to Form 8-K, filed on June 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2006	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer